Filed Pursuant to Rule 497(a)

Registration No. 333-194870

Rule 482ad

Solar Capital Ltd.

$75,000,000

4.50% Notes due 2023

PRICING TERM SHEET

November 13, 2017

The following sets forth the final terms of the 4.50% Notes due 2023 and should only be read together with the preliminary prospectus supplement dated November 13, 2017, together with the accompanying prospectus dated May 2, 2017, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer	Solar Capital Ltd.

Security	4.50% Notes due 2023

Expected Ratings (S&P / Fitch)*	BBB- (Stable) / BBB- (Stable)

Aggregate Principal Amount Offered	$75,000,000

Trade Date	November 13, 2017

Settlement Date	November 22, 2017 (T+7)

Maturity Date	January 20, 2023

Interest Payment Dates	January 20 and July 20, commencing January 20, 2018

Price to Public (Issue Price)	99.211%

Coupon	4.50%

Yield to Maturity	4.675%

Spread to Benchmark Treasury	+ 260 basis points

Benchmark Treasury	2.00% due October 31, 2022

Benchmark Treasury Price and Yield	99-20 3⁄4 and 2.075%

Make-Whole Redemption	Equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to, but excluding, the redemption date:

	–	100% of the principal amount of each Note to be redeemed, or

	–	the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on each Note to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 40 basis points.

; provided, however, that if any Notes are redeemed on or after the date falling one month prior to the maturity date of the Notes, the redemption price for each such Note will be equal to 100% of the principal amount of each Note to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Minimum Denominations	$2,000 and integral multiples of $1,000 in excess thereof

CUSIP / ISIN	83413UAB6 / US83413UAB61

Joint Book-Running Managers	J.P. Morgan Securities LLC Wells Fargo Securities, LLC

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Solar Capital Ltd. (the “Company”) before investing. The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission, contains a description of these matters and other important information about the Company and should be read carefully before investing.

The information in the Preliminary Prospectus and in this pricing term sheet is not complete and may be changed. The Preliminary Prospectus and this pricing term sheet do not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in the Preliminary Prospectus and this pricing term sheet in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The Notes will be offered and sold pursuant to the Company’s shelf registration statement relating to such securities on file with and declared effective by the Securities and Exchange Commission. The offering of the notes may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from: J.P. Morgan Securities LLC, 383 Madison Avenue, New York NY 10179, Attn: Investment Grade Syndicate Desk, 212-834-4533; Wells Fargo Securities, LLC, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402, Attn: WFS Customer Service, or by calling (800) 645-3751, or by email: wfscustomerservice@wellsfargo.com.